Exhibit 10.9

SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Second Amendment to Securities Purchase Agreement (this “Amendment”) is dated as of August 1, 2014, by and among Live Oak Bancshares, Inc., a North Carolina corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

Recitals:

A. The Company and the Purchasers entered into a certain Securities Purchase Agreement dated as of May 28, 2014 (as amended, the “Agreement”). The Company and the Purchasers desire to amend the Agreement as described herein.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the Company and the Purchasers agree as follows:

1. Section 4.9(ii) of the Agreement shall be amended and restated in its entirety by substituting the following therefor:

“(ii) up to an additional $10.0 million may be used to pay a cash dividend for actual tax liability of the Company’s pre-Closing shareholders;”

2. Section 5.1(p)(ii) of the Agreement shall be amended and restated in its entirety by substituting the following therefor:

“(ii) the declaration of a cash dividend for actual tax liability of no more than $10.0 million to the Company’s pre-Closing shareholders prior to the Company’s conversion from an S-corporation to a C-corporation; and”

3. Section 5.1 of the Agreement shall be amended by adding the following additional conditions to Closing:

“(r) Amendment to nCino Common Stock Purchase Agreement. nCino and the other signatories thereto shall have executed and delivered the Amendment to Common Stock Purchase Agreement, in the form attached hereto as Exhibit J.”

“(s)” Amendment to nCino Investors’ Rights Agreement. nCino and the other signatories thereto shall have executed and delivered the Amendment to Investors’ Rights Agreement, in the form attached hereto as Exhibit K.”

“(t) nCino Certificate of lncorporation. nCino’s First Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit L, shall have been duly authorized, executed and filed with and accepted by the Secretary of State of the State of Delaware.”

“(u) Waiver. The Waiver, in the form attached hereto as Exhibit M, shall have been executed and delivered by nCino and the Common Holders (as defined in that certain Investor Rights Agreement, dated as of December 18, 2013, by and among nCino and the other parties thereto) holding a majority of the shares of capital stock of nCino then held by the Common Holders.”

“(v) Purchase and Sale Agreement. The Company and the stockholders of nCino listed on Exhibit A thereto shall have executed and delivered the Purchase and Sale Agreement, in the form attached hereto as Exhibit N, and the sale of the nCino shares of voting common stock covered thereby by such stockholders to Live Oak shall be concurrently consummated at the time of the Closing.”

“(w) Exchange Agreement Between nCino and Certain Stockholders of nCino. nCino and the stockholders of nCino listed on Schedule I thereto shall have executed and delivered the Exchange Agreement, in the form attached hereto as Exhibit O, and the exchange of the nCino shares of voting common stock covered thereby for nCino shares of non-voting common stock shall be concurrently consummated at the time of the Closing.”

“(x) Exchange Agreement Between nCino and the Company. nCino and the Company shall have executed and delivered the Exchange Agreement, in the form attached hereto as Exhibit P, and the exchange of the nCino shares of voting common stock covered thereby for nCino shares of non-voting common stock shall be concurrently consummated at the time of the Closing.”

4. Ratify and Affirm. The Company and the Purchasers hereby ratify and affirm all of the other terms of the Agreement.

5. Defined Terms. Capitalized terms used herein without definition shall have the meanings given to such terms in the Agreement.

6. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

7. Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf’ format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

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[SIGNATURE PAGE FOR COMPANY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LIVE OAK BANCSHARES, INC.
By:
	Name:	David Lucht
	Title:	Chief Risk Officer

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[SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[Signature Page to Second Amendment to Securities Purchase Agreement]

PURCHASERS:

BAY POND INVESTORS USB, LLC

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

BAY POND PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

ITHAN CREEK INVESTORS USB, LLC

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

WOLF CREEK INVESTORS USB, LLC

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

WOLF CREEK PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

[Signature Page to Second Amendment to Securities Purchase Agreement]